UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

March 1, 2017

The Walt Disney Company

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11605 (Commission File Number)	95-4545390 (IRS Employer Identification No.)

500 South Buena Vista Street

Burbank, California  91521

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (818) 560-1000

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On March 1, 2017, The Walt Disney Company (the “Company”) entered into a Terms Agreement with Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named therein, with respect to the offer and sale of $400,000,000 aggregate principal amount of its Floating Rate Notes Due 2020 (the “2020 Floating Rate Notes”), $500,000,000 aggregate principal amount of its Floating Rate Notes Due 2022 (the “2022 Floating Rate Notes”), $600,000,000 aggregate principal amount of its 1.950% Notes Due 2020 (the “2020 Notes”) and $500,000,000 aggregate principal amount of its 2.450% Notes Due 2022 (the “2022 Notes” and, together with the 2020 Floating Rate Notes, the 2022 Floating Rate Notes and the 2020 Notes, the “Notes”).  The 2020 Floating Rate Notes were offered to the public at 100.000% of par and proceeds to the Company with respect to the 2020 Floating Rate Notes net of underwriting discounts and commissions of 0.200%, before expenses, was 99.800% of par. The 2022 Floating Rate Notes were offered to the public at 100.000% of par and proceeds to the Company with respect to the 2022 Floating Rate Notes net of underwriting discounts and commissions of 0.350%, before expenses, was 99.650% of par. The 2020 Notes were offered to the public at 99.974% of par and proceeds to the Company with respect to the 2020 Notes net of underwriting discounts and commissions of 0.200%, before expenses, was 99.774% of par.  The 2022 Notes were offered to the public at 99.832% of par and proceeds to the Company with respect to the 2022 Notes net of underwriting discounts and commissions of 0.350%, before expenses, was 99.482% of par. The Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement on Form S-3 (File No. 333-212597) of the Company.  The Notes are being issued pursuant to a Senior Debt Securities Indenture, dated as of September 24, 2001, between the Company and Wells Fargo Bank, National Association, as trustee.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Terms Agreement, dated March 1, 2017, among The Walt Disney Company and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named therein.

4.1	Form of Floating Rate Notes Due 2020.

4.2	Form of Floating Rate Notes Due 2022.

4.3	Form of 1.950% Notes Due 2020.

4.4	Form of 2.450% Notes Due 2022.

5.1	Opinion of White & Case LLP relating to the Notes.

23.1	Consent of White & Case LLP (included in Exhibit 5.1 above).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company

By:	/s/ Roger J. Patterson
Roger J. Patterson
Associate General Counsel and Assistant Secretary
Registered In-House Counsel

Dated:   March 3, 2017

EXHIBIT INDEX

Exhibit No.	Description

1.1	Terms Agreement, dated March 1, 2017, among The Walt Disney Company and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named therein.

4.1	Form of Floating Rate Notes Due 2020.

4.2	Form of Floating Rate Notes Due 2022.

4.3	Form of 1.950% Notes Due 2020.

4.4	Form of 2.450% Notes Due 2022.

5.1	Opinion of White & Case LLP relating to the Notes.

23.1	Consent of White & Case LLP (included in Exhibit 5.1 above).